Exhibit 99.1

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FairPoint Communications, Inc.

Citigroup 16th Annual Entertainment,
Media and Telecommunications Conference

January 11, 2006

Presenter

Eugene B. Johnson

Chairman & Chief Executive Officer

Forward-Looking Statement

This presentation may contain forward-looking statements that are not based on historical fact, including without limitation, statements containing the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements. Such factors include those risks described from time to time in FairPoint Communications, Inc.’s filings with the Securities and Exchange Commission, including, without limitation, the risks described in FairPoint’s most recent Annual Report on Form 10-K on file with the Securities and Exchange Commission. These factors should be considered carefully and you are cautioned not to place undue reliance on such forward-looking statements. All information is current as of the date of this presentation, and FairPoint Communications, Inc. undertakes no duty to update this information.

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FairPoint Profile

A leading provider of communications services in rural communities

•                  Established in 1991 to acquire Rural Local Exchange Carriers (“RLECs”)

•                  A leading acquirer of RLEC properties, with 32 acquisitions completed since 1993. Recent acquisitions include:

•                  Berkshire Telephone Corporation - closed May 2, 2005

•                  Bentleyville Communications Corporation - closed September 1, 2005

•                  Currently operate 28 incumbent RLECs in 17 states

•                  291,072(1) access line equivalents(2) as of September 30, 2005, up from 274,098 access line equivalents as of December 31, 2004

•                  At the end of Q3 2005, DSL penetration was 15.7%, total HSD penetration was 17.3% and interstate long distance penetration was 42.3%

(1)          Includes 7,229 access line equivalents from the Berkshire Telephone acquisition completed in May 2005 and 3,552 access line equivalents from the Bentleyville Communications acquisition completed in September 2005.

(2)          Includes voice access lines and high speed data lines (DSL, cable modem and wireless broadband).

Key Financial Metrics

Results for the Nine Month Period
Ended September 30, 2005

Consolidated Revenues	$192.9	Million

Adjusted EBITDA(1)	$97.2	Million

Net Income	$20.8	Million

Access Line Equivalents	291,072

HSD Subscribers	43,020

Total Long Term Debt	$610.5	million

	(81% at fixed rates, via swaps, with a weighted average rate of 5.85%)

(1)           Adjusted EBITDA is a non-GAAP financial measure (i.e. it is not a measure of financial performance under generally accepted accounting principles) and should not be considered in isolation or as a substitute for consolidated statement of operations and cash flows data prepared in accordance with GAAP.  In addition, the non-GAAP financial measures used by FairPoint may not be comparable to similarly titled measures of other companies.  For further information, definitions and reconciliations, see the Company’s earnings release for the third quarter 2005 filed on Form 8-K with the Securities and Exchange Commission on November 8, 2005.

Summary Investment Highlights

Proven track record of acquiring, operating and integrating RLEC assets

•                  Closed more transactions than any other RLEC operator

•                  Operating cost discipline

•                  Proven ability to grow cash flow of acquired businesses from both revenue and cost synergies

•                  Every transaction has exceeded projected two-year Adj. EBITDA

Favorable rural market dynamics

•                  Significant barriers to entry limit competition in our markets

•                  No wireline competition, no meaningful impact from wireless, majority of markets without a high speed data product from cable companies

•                  Loyal, stable customer base

•                  Fundamentally better wireline trends than non-rural carriers

Technologically advanced infrastructure and experience

•                  79% of our access lines are high speed data capable

•                  Existing infrastructure is not expected to require significant capital to offer new products

•                  Use multiple technologies for high speed data (DSL, cable, Wireless Broadband)

•                  Use multiple technologies for video (IPTV, cable, DirecTV partnerships)

Experienced senior management team – average 23 years of industry experience

Experienced Management Team with average of 23 years of industry experience

Name	Position	Experience

Gene Johnson	Co-Founder, Chairman of the Board & Chief Executive Officer	31 years corporate and operating experience; company co-founder and director since 1991; CEO since January 2002

Peter Nixon	Chief Operating Officer	28 years experience; COO since November 2002

John Crowley	Executive Vice President, Chief Financial Officer	31 years finance and investment banking experience for telecom clients; Joined FairPoint in May 2005 and became CFO in June 2005

Walt Leach	Executive Vice President, Corporate Development	21 years finance, mergers and acquisitions experience

Shirley Linn	Senior Vice President, General Counsel and Secretary	31 years experience; Joined FairPoint in 2000

Lisa Hood	Senior Vice President, Corporate Controller	18 years experience; Corporate Controller since 1993

Bob Ingram	Senior Vice President, Operations & Engineering	36 years experience; Joined FairPoint in 2000

Jim Weigert	VP, Marketing and Prod. Dev.	20 years experience; Joined FairPoint in 2003

David Remele	VP, Internal Audit	21 years experience; the last 14 years in the public telecom industry. Joined FairPoint in November 2005

Lori Engel	VP, Human Resources	23 years of experience, Joined FairPoint in 2004

Tom Griffin	Treasurer	22 years finance and treasury experience; Joined FairPoint in January 2000 as Assistant Treasurer and became Treasurer in December 2005

Rural Markets = Limited Competition

Rural Markets are Naturally Resistant to Competition

FairPoint Homes Passed	[GRAPHIC]

Cable Competition	[GRAPHIC]

Cable Modem Competition	[GRAPHIC]

•                  Virtually no wireline competition

•                  No meaningful impact from wireless in FairPoint markets

•                  We believe a sudden increase in competition is not likely due to the extreme rural nature of our markets

Note: All data as of September 30, 2005

Upside Opportunities

Customer Segment Strategies

•                  Residential Market – Continue launch of new packages and bundles

•                  Integrating new products

•                  Business Market – Focus on data services and managed services

•                  Wholesale Market – Encourage wholesale customers to implement bundling strategies and expanded product offerings including technical help desk

Product Growth

•                  Increase in-territory product penetration

•                  Long Distance Interstate Penetration: 42.3% of voice access lines at September 30, 2005

•                  HSD: 17.3% of voice access lines at September 30, 2005

(1)          Includes DSL, Cable Modem and Wireless

Upside Opportunities

New Products and Services

•                  Continue rollout of triple play bundles (phone, video(1), data)

•                  VOIP – Business and Residential segment

•                  Managed Data Services for residential and business

•                  Enhanced ISP Services – video mail and security controls

Operating Efficiencies / Cost Reductions

•                  Functionalization

•                  Network design

•                  Vendor contracts

(1)          Video includes CATV and satellite

Building the Foundation for Scalable Growth

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Billing Conversion

Settlement with CSG

•                  Receipt of $4.0 million in cash and forgiveness of $1.1 million payable to CSG (total compensation of $5.1 million)

•                  Transition off the CSG Service Bureau by 12/31/06

Conversion to MACC Platform

•                  Currently planning and completing development process

•                  Significant time and effort to ensure a successful conversion

•                  Majority of the conversion process will take place in mid 2006

•                  Total expected cost is approximately $5.5 million, largely in the 2nd and 3rd quarters of 2006

Regulatory Environment

Positive Developments From the Past Year

•                  The RLEC industry has become better at telling its story

•                  Chairman Kevin Martin is a breath of fresh air at the FCC

•                  NARUC is taking an active role in finding intercarrier compensation solutions

•                  Congress and Chairman Martin have indicated support for maintaining USF

Upcoming Regulatory Actions

•                  USF collection mechanism – public notice likely out in 2006

•                  USF distribution mechanism – action possible in 2006

•                  Intercarrier compensation – NARUC / Industry negotiations will possibly lead to recommendations in 1Q 2006 with FCC action late in 2006 or early 2007

Access Line Losses as of September 30, 2005

Access Line Losses (Year-over-Year)

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Note: Access line numbers exclude acquisitions.

Source: Information obtained from public sources as of September 30, 2005.

High Speed Data Penetration as of September 30, 2005

FairPoint among leaders in HSD Penetration

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Source: Information obtained from public sources as of September 30, 2005.

Acquisitions - Proven Track Record of Operating and Integrating RLEC Assets

•                  Acquired 32 RLECs since 1993

•                  Proven ability to grow cash flow of acquired businesses

•                  2005 acquisitions are already ahead of estimates at closing

Adjusted EBITDA From Acquired RLECs

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Note:  No acquisitions were completed during 2002 and two-year comparative data is not available for the Company’s 2003 acquisition.

Key Focus Areas

•                  Maintaining the dividend

•                  Increasing sales

•                  Increasing operational efficiencies

•                  Accretive acquisitions

•                  HSD penetration

•                  Effective management of non-core assets

•                  Billing conversion (MACC)

Available Cash for dividend payments

•                  Available Cash(1) for dividend payments is based on the terms of the Company’s credit facility.  The Available Cash calculation allows for an accumulation beginning 4/1/05.

•                  Redemption of RTB shares is expected to increase Available Cash to pay dividends by approximately $3.9 million

Current Available Cash Position

Available Cash generated in 2Q	$19,012
Dividends declared in 3Q	(13,765)
Available Cash generated in 3Q	12,553
Remaining Available Cash at 9/30/05	17,800
Dividends declared in 4Q(2)	(13,765)
Remaining Available Cash for future dividends	$4,035

(1)          Available Cash is a non-GAAP financial measure (i.e. it is not a measure of financial performance under generally accepted accounting principles) and should not be considered in isolation or as a substitute for consolidated statement of operations and cash flows data prepared in accordance with GAAP.  In addition, the non-GAAP financial measures used by FairPoint may not be comparable to similarly titled measures of other companies.  For further information, definitions and reconciliations, see the Company’s earnings release for the third quarter 2005 filed on Form 8-K with the Securities and Exchange Commission on November 8, 2005.

(2)          All dividend payments are subject to declaration by the Company’s Board of Directors and compliance with Delaware law and the terms of the Company’s credit facility.

Dividend Payments

•                  The Board of Directors and management recognize the importance of the quarterly dividend to our shareholders.

•                  As such, our Board of Directors has indicated its intention to continue paying the quarterly dividend at the current level of $0.39781 per share for 2006.

Note:  All dividend payments are subject to declaration by the Company’s Board of Directors and compliance with Delaware law and the terms of the Company’s credit facility.

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FairPoint Communications, Inc.

Citigroup 16th Annual Entertainment, Media and Telecommunications Conference

January 11, 2006